         FORM OF SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

     THIS AGREEMENT is made and entered into as of the __ day of June, 2004, by and among FIRSTWAVE TECHNOLOGIES, INC., a Georgia corporation (the "Company") and the purchaser listed on the signature page hereto ("Purchaser").

     WHEREAS, the Company desires to issue and sell to Purchaser the number of shares (the "Shares") of the Series D Convertible Preferred Stock, no par value per share, of the Company (the "Series D Preferred Stock"), set forth opposite the Purchaser's name on EXHIBIT A hereto subject to the conditions of this Agreement, and Purchaser desires to acquire and purchase the Shares;

     NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

     SECTION 1.     PURCHASE AND SALE.

                    (a) The Company hereby agrees to, and does hereby, sell, assign, transfer and convey the Shares to Purchaser, and Purchaser hereby agrees to, and hereby does, acquire, purchase, and subscribe for the Shares from the Company, in reliance on and subject to the terms and conditions contained herein. The aggregate purchase price for the Shares shall be One Hundred Dollars ($100.00) multiplied by the number of Shares set forth opposite the Purchaser's name on EXHIBIT A hereto (the "Purchase Price").

                    (b) Contemporaneously with the later of (i) Purchaser's delivery to Company of an executed counterpart signature page to this Agreement and (ii) Company's delivery to Purchaser of an executed counterpart signature page to this Agreement, Purchaser shall deliver the Purchase Price by check representing current funds delivered to the Company or by wire transfer of immediately available funds to the account of the Company specified by the Company in writing delivered to Purchaser with Purchaser's signature page hereto. Upon due execution and delivery of this Agreement by the Company and Purchaser, and receipt by the Company of the full Purchase Price, the Company agrees to deliver to Purchaser a stock certificate representing the Shares and will overnight mail such stock certificate to the address set forth on such executed counterpart signature page received from Purchaser.

     SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser as follows:

                    (a) ORGANIZATION AND STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia and has the corporate power and corporate authority to execute and deliver this Agreement and to carry out the transactions contemplated hereby. The Company has the corporate power and corporate authority to own, operate and lease its properties and to carry on its business as is presently being conducted.

                    (b) CAPITALIZATION. The authorized capital stock of the Company consists of 10,000,000 shares of Common Stock, no par value per share (the "Common Stock"), of which 2,693,431 shares were issued and outstanding (or under subscription) as of May 13, 2004, and 1,000,000 shares of Preferred Stock, no par value per share (the "Preferred Stock"), of which Preferred Stock (i) 20,000 shares have been designated as the Series A Preferred Stock (of which 10,000 shares were issued and outstanding at May 13, 2004), (ii) 15,000 shares have been designated as the Series B Preferred Stock (of which 7,020 shares were issued and outstanding at May 13, 2004), (iii) 26,667 shares have been designated as the Series C Preferred Stock (of which 10,000 shares were issued and outstanding at May 13, 2004), and (iv) 7,500 shares have been designated as the Series D Preferred Stock.

                    (c) AUTHORIZATION. The execution, delivery and performance of this Agreement by the Company, the fulfillment of and the compliance with the respective terms and provisions hereof and the due consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company (none of which actions have been modified or rescinded, and all of which actions are in full force and effect).

                    (d) BINDING OBLIGATION. When executed and delivered by the Company, this Agreement will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms.

                    (e) AUTHORIZED ISSUE OF STOCK. Upon due execution and delivery by the Company and Purchaser of this Agreement, payment of the full Purchase Price by Purchaser and delivery by the Company to Purchaser of a certificate representing the Shares, the Shares will be duly authorized, validly issued and outstanding, fully-paid and nonassessable and the shares of Common Stock issuable upon conversion thereof, upon such conversion in accordance with the articles of designation filed with respect to such Series D Preferred Stock, will be validly issued, fully paid and nonassessable.

                    (f) ABSENCE OF VIOLATION. Neither the execution or delivery of this Agreement by the Company nor the consummation of the transactions contemplated hereby by the Company constitutes a violation of, default under or conflicts with any term or provision of the Articles of Incorporation or Bylaws of the Company.

                    (g) USE OF PROCEEDS. The cash proceeds to be received by the Company from the sale of the Series D Preferred Stock, including the Shares, will be used for working capital and general corporate purposes.

     SECTION 3. GENERAL REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby represents and warrants to the Company that:

                    (a) The execution, delivery and performance of this Agreement by the Purchaser, the fulfillment of and the compliance with the respective terms and provisions hereof and the due consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Purchaser (none of which actions have been modified or rescinded, and all of which actions are in full force and effect).

                    (b) When executed by the Purchaser, this Agreement (including these representations and warranties) will constitute a valid and binding obligation of the Purchaser, enforceable in accordance with its terms.

                    (c) The Shares will be purchased for investment for the account of the Purchaser and without a view to a sale or the intent of participating directly or indirectly in a distribution of such securities in violation of applicable securities laws.

                    (d) Purchaser acknowledges and agrees that the Shares (including shares of Common Stock issuable upon conversion of the Shares) will be issued in reliance upon the exemption from registration contained in or pursuant to the Securities Act of 1933, as amended (the "Securities Act"), including Section 4(2) of the Securities Act and Regulation D promulgated thereunder, and that such Shares will or may also be issued in reliance upon the exemptions from registration contained in Section 10-5-9 of the Georgia Securities Act of 1973, and comparable exemptions contained in the securities laws of other jurisdictions to the extent applicable (the "State Acts"), and that the transfer of such shares may be restricted or limited as a condition to the availability of such exemptions. The Shares may be offered for sale, sold, pledged, hypothecated, disposed of or otherwise transferred only if there is a registration statement under the Securities Act in effect with respect to such securities and pursuant to registration under any applicable State Acts covering such Shares; or in the absence of such registration, only in reliance upon an opinion of counsel satisfactory to the Company, to the effect that registration is not required under the Securities Act or under any applicable State Acts. Any attempt by Purchaser, directly or indirectly, to offer, sell, pledge, hypothecate, dispose of or otherwise transfer the Shares or any economic or voting rights relating thereto without complying with the provisions of this Agreement shall be void and of no effect.

                    (e) Purchaser recognizes that because of these restrictions, Purchaser must bear the economic risk of the investment for an indefinite period of time. Purchaser has adequate means for providing for Purchaser's current financial needs and personal contingencies and has no need for liquidity in Purchaser's investment in the Shares. No person or entity, including the Company or its agents, has ever represented, guaranteed or warranted to Purchaser, expressly or by implication, the value of or marketability of the Shares, the approximate or exact length of time Purchaser will be required to own the Shares, or that the Company will ever achieve any particular financial, operating or other results.

                    (f) Purchaser has been supplied with, or has had access to, all information, including financial statements and other financial information, of the Company, which Purchaser considered significant in order to evaluate the merits and rights of an investment in the Company and the Shares, and has had the opportunity to ask questions of, and to receive answers from, knowledgeable individuals concerning the Company and the Shares and all such questions have been answered to the full satisfaction of Purchaser. Purchaser represents that it has maintained the confidentiality of all such information pursuant to the terms of its confidentiality and nondisclosure agreement with the Company. In deciding whether to invest in the Shares, Purchaser is not relying on any oral or other representations or warranties not expressly set forth in this Agreement.

                    (g) Purchaser understands that no offering statement, prospectus or offering circular containing information with respect to the Company or the Shares has been or is to be prepared, and Purchaser has made an independent inquiry and analysis with respect to the Company and the Shares. Purchaser represents and warrants that Purchaser is not subscribing to or purchasing the Shares as a result of any advertisement, article, notice, general solicitation or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

                    (h) Purchaser personally has such knowledge and experience in financial, tax and business matters to be capable of evaluating the merits and risks of an investment in the Company and the Shares and to make an informed decision with respect thereto. Purchaser represents and warrants that (1) the financial situation of Purchaser is such that Purchaser can afford to bear the economic risk of holding the Shares issued hereunder pursuant to the terms of this Agreement for an indefinite period, (2) Purchaser can afford to suffer the complete loss of its investment in the Shares, (3) Purchaser has adequate means of providing for Purchaser's current needs, (4) Purchaser has no need for liquidity in this investment, and (5) Purchaser can afford a complete loss of such investment.

                    (i) All information which Purchaser has provided to the Company concerning Purchaser, Purchaser's investor status, financial position and knowledge and experience in financial, tax and business matters, or, in the case of a corporation, partnership, limited liability company, trust or other entity, the knowledge and experience in financial, tax and business matters of the person making the investment decision on behalf of such entity, is correct and complete as of the date hereof, and if any material change in such information occurs subsequent to the delivery by Purchaser of an executed counterpart signature page, then Purchaser shall immediately provide the Company with such updated information.

                    (j) Purchaser acknowledges that the Company may engage in capital-raising, financing, strategic business combination transactions and other activities other than the sale of the Series D Preferred Stock which may include, but are not limited to, the designation and/or sale of additional shares of Common Stock and/or Preferred Stock, debt which may be convertible into Common Stock or Preferred Stock and/or additional debt, as well as purchases and sales of assets, mergers, and other business combinations. Any such other securities sold may be issued on terms that are more or less favorable to the purchasers thereof than those terms to which Purchaser agrees herein. Purchaser acknowledges that there can be no assurance that the Company will be successful in closing any additional financing, capital raising, business combination or other transactions, or that the terms of any such transactions will be favorable to Purchaser or any other person.

     SECTION 4. CERTAIN REPRESENTATIONS AND WARRANTIES OF PURCHASER RELATING TO SECURITIES EXEMPTIONS. In order to establish the Company's compliance with the Securities Act and Regulation D of the Securities and Exchange Commission, Purchaser hereby represents and warrants to the Company that Purchaser qualifies as an "accredited investor" as that term is defined in Rule 501(a) of Regulation D of the Securities Act because Purchaser is one or more of the following:

                    (a) a natural person whose individual net worth or joint net worth with spouse at the time of purchase exceeds $1,000,000;

                    (b) a natural person who had individual income in excess of $200,000 each of the two most recent years or joint income with spouse in excess of $300,000 in those years and has a reasonable expectation of reaching the same income level in the current year;

                    (c) a trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as defined in Regulation D;

                    (d) an organization described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), a corporation, Massachusetts or similar business trust, or partnership or limited liability company, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000; or

                    (e) an entity in which all of the equity owners qualify as accredited investors under Rule 501 of Regulation D under the Securities Act; provided, however, that if Purchaser falls under this description, Purchaser has provided to the Company in writing the names of all equity investors of such entity and all such investors have executed and delivered to the Company a certificate representing its "accredited investor" status pursuant to one of the foregoing clauses of this Section 4.

     SECTION 5.     INDEMNIFICATION AND OTHER AGREEMENTS.

               (a) INDEMNIFICATION BY PURCHASER. Purchaser shall indemnify and hold harmless the Company, any corporation or entity affiliated with the Company and all officers, directors and employees of any of the foregoing and any professional advisors thereto, from and against any and all loss, damage, liability or expense, including, without limitation, costs and reasonable attorneys' fees, to which they may become subject or which they may incur by reason of or in connection with any misrepresentation made by Purchaser herein, any breach of any of Purchaser's representations or warranties contained herein, or Purchaser's failure to fulfill any of Purchaser's covenants or agreements under this Agreement.

               (b) CONFIDENTIALITY. Purchaser shall hold in confidence and not disclose any financial or other confidential information provided to the Purchaser in connection with the transactions contemplated hereby, provided, however, that (i) any of such information may be disclosed to the respective representatives, agents, professional consultants, accountants, attorneys, and financial institutions of Purchaser and its beneficial owners, and prospective purchasers of the Shares, in each case who need to know such information for proper purposes (it being understood that such persons shall be informed by or on behalf of the Purchaser of the confidential nature of such information and directed to treat such information confidentially in accordance herewith, and, in the case of any such prospective purchaser, such prospective purchaser shall be required to execute and deliver a written agreement containing an agreement of confidentiality in favor of the

Company at least as restrictive as the restrictions imposed upon the Purchaser hereunder), (ii) any other disclosure of such information may be made to which the Company consents in writing, and (iii) any other disclosure may be made to the extent the Purchaser reasonably determines disclosure to be required by law, or by subpoena, civil investigative demand, or similar process, or by any request of any governmental agency or regulatory authority. If the Purchaser is requested or determines that Purchaser is legally compelled to make any disclosure any of such information, the Purchaser will provide the Company with written notice so that the Company may seek a protective order or other appropriate remedy. The obligations of Purchaser under this Section 5(b) are in addition to, and not in lieu of, any other confidentiality or similar obligations or agreements of Purchaser to or with the Company.

     SECTION 6.     LEGENDS. Purchaser hereby agrees that:

               (a) The following legend may be placed upon the face or the back side of all stock certificates issued to him representing the Shares at the time or times that they are issued to Purchaser:

                    "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Federal Act") or the Georgia Securities Act, as amended (the "Georgia Act") but have been acquired by the registered owner hereof for purposes of investment and in reliance on the statutory exemptions contained in Section 4(2) of the Federal Act and in Section 10-5-9 of the Georgia Act. Such shares may not be sold, pledged, transferred or assigned except in accordance with those Acts and in compliance with the terms of that certain Stock Purchase Agreement dated on or about June __, 2004 entered into with respect to such shares, a copy of which may be obtained from the issuer of such shares upon appropriate request."

               (b) The Company may instruct its officer or agent in charge of its stock records not to transfer any of the Shares to any other person or any other form of registration without compliance with the provisions of Section 3(d) of this Agreement.

     SECTION 7.     MISCELLANEOUS.

               (a) Purchaser agrees that Purchaser may not cancel, terminate or revoke this Agreement or any agreement of Purchaser made hereunder (except as otherwise specifically provided herein) and that this Agreement shall survive the death, disability or dissolution of Purchaser and shall be binding upon Purchaser's heirs, executors, administrators, successors and assigns. Subject to timely receipt of the Purchase Price, the Company agrees that it may not cancel, terminate or revoke this Agreement or any agreement of the Company made hereunder (except as otherwise specifically provided herein). In the event that Purchaser fails to deliver the Purchase Price within a timely and prompt manner as provided by this Agreement, the Company may, upon written notice to the Purchaser, cancel, terminate and revoke this Agreement with no liability whatsoever to the Company, and the provisions of this Agreement shall be of no further force and effect.

               (b) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

               (c) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Georgia, without application of the principles of conflicts of laws in a manner that would cause Georgia law not to be applied to the substance of any controversy.

               (d) Purchaser represents and warrants that no broker, finder, consultant or other person has been retained by, or has acted on behalf of Purchaser (other than legal and accounting advisors) or is entitled to be paid based upon any agreements or understandings made by Purchaser in connection with the transactions contemplated by this Agreement. The Company shall have no liability for any broker's fee, finder's fee, consultant's fee or similar third party remuneration by reason of any action of Purchaser, and Purchaser shall indemnify the Company for any such fees pursuant to Section 5(a).

               (e) Neither this Agreement nor any of the parties' rights hereunder shall be assignable by either party hereto without the prior written consent of the other party.

               (f) For the convenience of the parties, this Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart hereof by facsimile shall be effective as an original manual delivery of such counterpart. Delivery of such executed counterpart signature page may be made (1) if to Purchaser, to the address and facsimile number set forth under Purchaser's signature on the signature page hereto, and
(2) if to the Company, to the following address or facsimile number:

                            Firstwave Technologies, Inc.
                            2859 Paces Ferry Road, Suite 1000
                            Atlanta, Georgia  30339
                            Phone: (770) 431-1200
                            Fax: (770) 431-1201

               (g) Within five (5) days after receipt of a written request from the Company, Purchaser shall provide such information and execute and deliver such documents as reasonably may be necessary to comply with any and all laws and ordinances to which the Company is subject.

               (h) The representations and warranties of both the Company and Purchaser set forth herein shall survive the sale of the Shares pursuant to this Agreement.

               (i)  Time is of the essence with respect to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Series D Convertible Preferred Stock Purchase Agreement on and as of the day and year first above written.

                                    COMPANY:


                                    FIRSTWAVE TECHNOLOGIES, INC.:


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                                    PURCHASER:


                                    By:
                                       -----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                          --------------------------------------

                                    Address:
                                             -----------------------------------

                                    Facsimile:
                                               ---------------------------------

                                    EXHIBIT A


Purchaser:                                       NUMBER OF SHARES OF SERIES D
                                                 PREFERRED STOCK PURCHASED:

NAME ________________________                    ____________________________

                              EXHIBIT 10.1 SCHEDULE

     The foregoing agreement included as Exhibit 10.1 to the Current Report on Form 8-K was signed by a total of 13 investors purchasing an aggregate of 7,000 shares. Other than the information specific to the investors and the number of shares purchased by each, there were no material changes to the form of this agreement.